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                                                                    Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

To the Board of Directors of The Toro Company

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in this Form S-3.



/s/ KPMG LLP
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KPMG LLP

Minneapolis, Minnesota

December 4, 2000